The Advisor Variable Annuities
(Advisor, Advisor Plus, Advisor Preferred)

Everlake Financial Advisors Separate Account I
EVERLAKE LIFE INSURANCE COMPANY

Supplement dated November 12, 2026
to Prospectus dated May 1, 2026

This supplement contains information about a change to a Variable Option available in your annuity contract (“Contract”) issued by Everlake Life Insurance Company.
Investment Option Update
This Supplement is to inform you that there is a change to the name of an underlying Portfolio for a Variable Option that is available in your Contract. You may not have funds invested in the Portfolio being referenced below, but you are receiving this Supplement because the Portfolio is available to you.

Franklin Growth and Income VIP Fund – Class 2: Portfolio Name Change
Effective May 1, 2027 (the “Effective Date”), all references to the Portfolio are changed as follows:
Portfolio Current Name	Portfolio Revised Name
Franklin Growth and Income VIP Fund – Class 2	Franklin Equity Income VIP Fund – Class 2

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed.

If you have any questions or would like another copy of the current Contract or Portfolio Prospectus, please call us at 1-800-457-7617.

Please keep this notice together with your prospectus for future reference.
No other action is required of you.

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